SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2006 (August 31, 2006)

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2006, Knight Capital Group, Inc. (the “Company”) entered into a Director’s Indemnification Agreement (the “Indemnification Agreement”) on its standard form for such agreements with its newly elected director, Laurie M. Shahon, who was unanimously elected to the Company’s Board of Directors on July 24, 2006. The Company has previously entered into identical Indemnification Agreements with each of its current directors.

Pursuant to the Indemnification Agreement, the Company agreed to indemnify Ms. Shahon against all expenses, liability and loss, subject to certain limitations, arising out of her duties with the Company. The Indemnification Agreement provides indemnification in addition to the indemnification provided by the Company’s certificate of incorporation and by-laws and by applicable law. Among other things, the Indemnification Agreement expressly provides indemnification for Ms. Shahon for expenses, liability and loss (including for judgments, fines, excise taxes or penalties pursuant to the Employee Retirement Income Act of 1974 and amounts paid or to be paid in settlement) actually or reasonably incurred by her in connection with the investigation, defense, settlement or appeal of any proceeding relating to her duties with the Company. In addition, the Company has agreed to advance expenses, subject to certain limitations, incurred by Ms. Shahon in connection with the investigation, defense, settlement or appeal of any proceeding to which she is a party or is threatened to be made a party as a result of her duties with the Company.

The foregoing description of the Indemnification Agreement is qualified in its entirety by the form of Indemnification Agreement incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Form of Indemnification Contract entered into by each Member of the Registrant’s Board of Directors (Incorporated herein by reference to Exhibit 10.26 to Knight’s Quarterly Report on Form 10-Q (Commission file number 001-14223), for the quarter ended June 30, 2003).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: September 1, 2006

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Steven J. Wright
Name:	Steven J. Wright
Title:	Vice President and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Contract entered into by each Member of the Registrant’s Board of Directors (Incorporated herein by reference to Exhibit 10.26 to Knight’s Quarterly Report on Form 10-Q (Commission file number 001-14223), for the quarter ended June 30, 2003).

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